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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported) June 9, 2000


                              QUADRAMED CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


      Delaware                     0-21031                  52-1992861
      ----------------------------------------------------------------
      (State or other              (Commission File         (IRS Employer
      jurisdiction of              Number)                  Identification No.)
      incorporation)


                      22 PELICAN WAY, SAN RAFAEL, CA 94901
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 482-2100


                                       N/A
              (Former name or former address, if changed since last report.)



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ITEM 5. OTHER INFORMATION

On June 9, 2000, QuadraMed Corporation (the "Company") announced in a press release that Mark N. Thomas has been named as its Chief Financial Officer. In addition, on June 12, 2000, the Company announced in a press release the following management changes.

The Company announced the appointment of Lawrence P. English as Chief Executive Officer, effective June 12, 2000, succeeding James D. Durham. Mr. English will also become a member of the Company's Board of Directors.

Mr. Durham will continue to serve the Company as a part-time employee and a member of the Company's Board.

The Company also announced that John Cracchiolo, the Company's President will relinquish his position, effective as of June 30, 2000. Mr. Cracchiolo will provide consulting services to the Company for a limited time thereafter.

The press release issued by the Company on June 9, 2000, is attached hereto as
Exhibit 99.1 and the press release issued by the Company on June 12, 2000, is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    None.

       (b)    None.

       (c)    99.1   Press Release, issued June 9, 2000.

              99.2   Press Release, issued June 12, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            QUADRAMED CORPORATION


DATE: June 22, 2000                         By: /s/ Mark N. Thomas
                                               ---------------------------------
                                               Mark N. Thomas, Chief Financial
                                               Officer



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                                  EXHIBIT INDEX


     EXHIBIT NO.      EXHIBIT
        99.1          Press Release, issued June 9, 2000

        99.2          Press Release, issued June 12, 2000
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